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                                                                     EXHIBIT 3.1


                            ARTICLES OF INCORPORATION
                                       OF
                            SEAMED ACQUISITION CORP.


                          ARTICLE 1. SEAMED CORPORATION

         The name of this corporation is SeaMED Acquisition Corp.

                               ARTICLE 2. DURATION

         This corporation has perpetual existence.

                               ARTICLE 3. PURPOSE

         This corporation is organized for the purposes of transacting any and all lawful business for which a corporation may be incorporated under Title 23B of the Revised Code of Washington, as amended.

                     ARTICLE 4. REGISTERED OFFICE AND AGENT

         The address of the registered office of the corporation is 5000 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7078, and the name of the registered agent at such address is PTSGE Corp.

                            ARTICLE 5. CAPITAL STOCK

         5.1 Authorized Capital. The total number of shares of stock that the corporation shall have the authority to issue is Twenty-Three Million Fifty Thousand (23,050,000) as follows:

                  5.1.1 Ten Million (10,000,000) shares, which shares shall be of one class and shall be designated Common Stock, no par value per share.

                  5.1.2 One Million Five Hundred Thousand (1,500,000) shares of Class A Preferred Stock, no par value per share, with such voting power, preference rights, conversion rights and other special rights, qualifications, limitations, or restrictions as set forth below.

                  5.1.3 Four Hundred Fifty Thousand (450,000) shares of Class B Preferred Stock, no par value per share, with such voting power, preference rights, conversion rights, and other special rights, qualifications, limitations, or restrictions as set forth below.

                  5.1.4 Five Million One Hundred Thousand (5,100,000) shares of Class C Preferred Stock, no par value per share, with such voting power, preference rights, conversion rights, and other special rights, qualifications, limitations, or restrictions as set forth below.
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                  5.1.5 Two Million (2,000,000) shares of Class D Convertible
Preferred Stock, no par value per share, with such voting power, preference rights, conversion rights, and other special rights, qualifications, limitations, or restrictions as set forth below.

                  5.1.6 Five Million (5,000,000) shares of Preferred Stock, no par value per share.

         The Board of Directors shall have the full authority permitted by law to divide the authorized and unissued shares of Preferred Stock into classes or series, or both, and to provide for the issuance of such shares in an aggregate amount not exceeding in the aggregate the number of shares of Preferred Stock authorized by these Articles of Incorporation, as amended from time to time; and to determine with respect to each such class and/or series the voting powers, if any (which voting powers, if granted, may be full or limited), designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions relating thereto, including without limiting the generality of the foregoing, the voting rights relating to shares of Preferred Stock of any class and/or series (which may be one or more votes per share or a fraction of a vote per share, which may vary over time and which may be applicable generally or only upon the happening and continuance of stated events or conditions), the rate of dividend to which holders of Preferred Stock of any class and/or series may be entitled (which may be cumulative or noncumulative), the rights of holders of Preferred Stock of any class and/or series in the event of liquidation, dissolution or winding up of the affairs of the corporation, the rights, if any, of holders of Preferred Stock of any class and/or series to convert or exchange such shares of Preferred Stock of such class and/or series for shares of any other class or series of capital stock or for any other securities, property or assets of the corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable and the time or times during which a particular price or rate shall be applicable), whether or not the shares of that class and/or series shall be redeemable, and if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates, and whether any shares of that class and/or series shall be redeemed pursuant to a retirement or sinking fund or otherwise and the terms and conditions of such obligation.

         Before the corporation shall issue any shares of Preferred Stock of any class and/or series, articles of amendment in a form meeting the requirements of the Washington Business Corporation Act, as amended from time to time (the "Act"), setting forth the terms of the class and/or series and fixing the voting powers, designations, preferences, the relative, participating, optional

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or other special rights, if any, and the qualifications, limitations and restrictions, if any, relating to the shares of Preferred Stock of such class and/or series, and the number of shares of Preferred Stock of such class and/or series authorized by the Board of Directors to be issued shall be filed with the Secretary of State of the State of Washington in the manner prescribed by the Act, and shall become effective without any shareholder action. The Board of Directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any class or series subsequent to the issuance of shares of that class or series.

         5.2 Class A Preferred Stock - Designation of Rights and Preferences. The holders of Class A Preferred Stock are vested with the following voting powers, preferences, conversion rights and other special rights, qualifications, limitations and restrictions.

                  5.2.1 Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of each share of Class A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the corporation to the holders of Junior Stock (as defined below) of the corporation by reason of their ownership thereof, but subordinate and junior to the interests of the holders of the series of Class D Preferred Stock, an amount equal to one dollar ($1.00) per share plus an amount equal to all accrued but unpaid dividends with respect to such share.

         All of the preferential amounts to be paid to the holders of the Class A Preferred Stock under this Section 5.2.1 shall be paid or set apart for payment after the payment or setting apart for payment of the designated preferential amounts for Class D Preferred Stock (including any accrued but unpaid dividends on Class D Preferred Stock) and before the payment or setting apart for payment of any amount for, or the distribution of any assets of the corporation to, the holders of Junior Stock in connection with such liquidation, dissolution or winding up. After the payment or the setting apart of payment to the holders of the Class D Preferred Stock and the Class A Preferred Stock of the preferential amounts so payable to them, the holders of Junior Stock shall be entitled to receive all remaining assets of the corporation.

         If the assets or surplus funds to be distributed to the holders of the Class A Preferred Stock are insufficient to permit the payment to such holders of their full preferential amount, the assets and surplus funds legally available for distribution shall be distributed ratably among the holders of the Class A Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive with any such distribution allocable first to amounts payable measured by the amount of accrued but unpaid dividends with respect to such shares and second to the One Dollar ($1.00) per share preferential amount payable in any event. In the event that assets or surplus funds are distributed to the holders of the Class A Preferred Stock under this
Section 5.2.1 prior to the final liquidating distribution in an amount allocable to the One Dollar ($1.00) per share preferential amount payable in any event, dividends in respect of such shares shall continue to accrue but shall be reduced in proportion to the amount of such One Dollar ($1.00) per share preferential amount which has theretofore been distributed.

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         As used in this Section 5.2, the term "Junior Stock" means:

         (a) Common Stock, Class B Preferred Stock and Class C Preferred Stock; and

         (b) all those classes and series of preferred or special stock which, by the terms of the Articles of Incorporation of the corporation (as the same has heretofore been or may hereafter be amended) shall designate the special rights and limitations of each such class and series of preferred or special stock, shall be subordinate to the Class A Preferred Stock with respect to the right of the holders thereof to receive dividends or to participate in the assets of the corporation upon any liquidation, dissolution or winding-up of the corporation.

                  5.2.2 Conversion. The holders of the Class A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

         (a) Right to Convert. Each share of Class A Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the corporation or any transfer agent for the Class A Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing One Dollar ($1.00) by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion without the payment of any additional consideration by the holder thereof (the "Conversion Price") shall, as of the date hereof, be One Dollar and Twenty-Five Cents ($1.25). Such Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Class A Preferred Stock is convertible, as hereinafter provided. Each holder who so converts Class A Preferred Stock shall not be entitled to any dividends which have accrued pursuant to Section
5.2.5 hereof to the time of the conversion but have not been paid prior to such conversion.

         (b) Automatic Conversion. Each share of Class A Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933 covering the offer and sale of Common Stock for the account of the corporation to the public at a public offering price of at least five times the then existing Conversion Price per share and having an aggregate offering price to the public of not less than $5,000,000 (in the event of which offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of the Class A Preferred Stock shall not be deemed to have converted that Class A Preferred Stock until immediately prior to the closing of such offering). Each person who holds of record Class A Preferred Stock immediately prior to such automatic conversion shall be entitled to all dividends which have accrued to the time of the automatic conversion, but not paid on the Class A Preferred Stock, pursuant to Section 5.2.5 hereof. Such dividends shall be paid to all such holders within thirty (30) days of the automatic conversion.

         (c) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Class A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the corporation shall pay cash equal to such fraction


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multiplied by the then effective Conversion Price. Before any holder of Class A
Preferred Stock shall be entitled to convert the same into full shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Class A Preferred Stock, and shall give written notice to the corporation at such office that he elects to convert the same and shall state therein his name or the name or names of his nominees in which he wishes the certificate or certificates for shares of Common Stock to be issued. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Class A Preferred Stock, or to his nominee or nominees, a certificate or certificates for the number of Shares of Common Stock to which he shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Class A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

         (d)      Adjustments to Conversion Price for Diluting Issues:

                  (i) Special Definitions. For purposes of this Section 5.2.2(d), the following definitions shall apply:

                      (1) "Option" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities provided, however, that options and purchase rights covered by
Section 5.2.2(d)(i)(4)(B) shall not be included in the definition of "Option" for purposes of this Section 5.2.2(d).

                      (2) "Issue Date" shall mean the date of these Articles of Incorporation.

                      (3) "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock and Class A Preferred Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                      (4) "Additional Shares of Common Stock" shall mean all shares, of Common Stock issued (or, pursuant to Section 5.2.2(d)(iii), deemed to be issued) by the corporation after the Issue Date, other than shares of Common Stock issued or issuable:

                          (A) upon conversion of shares of any class of
convertible preferred stock, including the Class A Preferred Stock, now or hereafter issued by the corporation;

                          (B) to officers, directors, or employees of, or
consultants to, the corporation pursuant to a stock purchase or option plan or other employee or executive stock incentive program (collectively, the "Plans") approved by the Board of Directors; or

                          (C) by way of dividend or other distribution on shares
of Common Stock excluded from the definition of Additional Shares of Common Stock by the


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foregoing clauses (A), (B), or this clause (C) or on any other shares of Common
Stock so excluded.

                 (ii) No Adjustment of Conversion Price. No adjustment in the number of shares of Common Stock into which the Class A Preferred Stock is convertible shall be made, by adjustment in the Conversion Price of Class A Preferred Stock in respect of the issuance of Additional Shares of Common Stock or otherwise, unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the corporation is less than the Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Share.

                (iii) Issue of Securities Deemed Issue of Additional Shares of Common Stock.

                      (1) Options and Convertible Securities. In the event the corporation at any time or from time to time shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 5.2.2(d)(v) hereof), of such Additional Shares of Common Stock would be less than the Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                          (A) no further adjustment in the Conversion Price
shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                          (B) if such Options or Convertible Securities by their
terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such options or the rights of conversion or exchange under such Convertible securities;

                          (C) upon the expiration of any such Options or any
rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a


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record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                              (I) in the case of Convertible Securities or
Options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the corporation upon such conversion or exchange, and

                              (II) in the case of Options for Convertible
Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the corporation (determined pursuant to Section 5.2.2(d)(v)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                          (D) no readjustment pursuant to clause (B) or (C)
above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock (other than shares in respect of which the readjustment is being made) between the original adjustment date and such readjustment date;

                          (E) in the case of any options which expire by their
terms not more than 30 days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such options, whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

                          (F) if such record date shall have been fixed and such
Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this
Section 5.2.2(d)(iii) as of the actual date of their issuance.

                      (2) Stock Dividends, Stock Distributions and Subdivisions. In the event the corporation at any time or from time to time after the Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock, or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued:

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                          (A) in the case of any such dividend or distribution,
immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                          (B) in the case of any such subdivision, at the close
of business on the date immediately prior to the date upon which such corporate action becomes effective.

         If such record date shall have been fixed and such dividend shall not have been fully paid on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this Section 5.2.2(d)(iii) as of the time of actual payment of such dividend.

                  (iv) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock.

         In the event the corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5.2.2(d)(iii), but excluding Additional Shares of Common Stock deemed to be issued pursuant to Section 5.2.2(d)(iii)(2), which event is dealt with in
Section 5.2.2(d)(vi)) without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue in order to increase the number of shares into which the Class A Preferred Stock is convertible, to a price (calculated to the nearest cent) determined by dividing (x) an amount equal to the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue multiplied by the Conversion Price in effect immediately prior to such issue, plus (ii) the consideration, if any, received by the corporation upon such issue, by (y) the sum of the number of shares of Common Stock outstanding immediately prior to such issue plus the total number of Additional Shares of Common Stock so issued; provided, however, the Conversion Price shall not be so reduced at such time if the amount of such reduction would be an amount less than $0.05, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.05 or more.

                  (v) Determination of Consideration. For purposes of this
Section 5.2.2(d), the consideration received by the corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                      (1) Cash and Property: Such consideration shall:

                          (A) insofar as it consists of cash, be computed at the
aggregate amount of cash received by the corporation excluding amounts paid or payable for accrued interest or accrued dividends;

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                          (B) insofar as it consists of property other than
cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                          (C) in the event Additional Shares of Common Stock are
issued together with other shares or securities or other assets of the corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

                      (2) Options and Convertible Securities. The consideration per share received by the corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5.2.2(d)(iii)(1), relating to Options and Convertible Securities, shall be determined by dividing

                          (x) the total amount, if any, received or receivable
by the corporation as consideration for the issue of such options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                          (y) the maximum number of shares of Common Stock (as
set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible securities.

                  (vi) Adjustment for Dividends, Distributions, Subdivisions, Combinations or Consolidation of Common Stock.

                      (1) Stock Dividends, Distributions or Subdivisions. In the event the corporation shall issue Additional Shares of Common Stock pursuant to
Section 5.2.2(d)(iii)(2) in a stock dividend, stock distribution or subdivision, the Conversion Price in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased.

                      (2) Combinations or Consolidations. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                  (vii) Adjustment for Merger or Reorganization, etc.

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         In case of any consolidation or merger of the corporation with or into another corporation or the conveyance of all or substantially all of the assets of the corporation to another corporation, each share of Class A Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the corporation deliverable upon conversion of such Class A Preferred Stock would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of the Class A Preferred Stock, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Class A Preferred Stock.

         (e) No Impairment. The corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation but will at all times in good faith assist in the carrying out of all the provisions of this
Section 5.2.2 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Class A Preferred Stock against impairment.

         (f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 5.2.2, the corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Class A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The corporation shall, upon the written request at any time of any holder of Class A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Class A Preferred Stock.

         (g) Notices of a Record Date. In the event of any taking by the corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as annual cash dividends paid in previous years) or other distribution, the corporation shall mail to each holder of Class A Preferred Stock at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

         (h) Common Stock Reserved. The corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Class A Preferred Stock.

                  5.2.3    Redemption.

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         (a) Right to Redeem. The corporation may at any time if it may lawfully do so, at the option of the Board of Directors, redeem in whole (but not in part) the Class A Preferred Stock by paying in cash therefor $1.00 per share and, in addition, an amount equal to all accrued but unpaid dividends on the Class A Preferred Stock to and including the date fixed for redemption (such total amount is hereinafter referred to as the "Redemption Price").

         (b) Notice to Holders. At least sixty days prior to the date fixed for any redemption of the Class A Preferred Stock (the "Redemption Date"), written notice (the "Redemption Notice") shall be mailed, postage prepaid, to each holder of record of the Class A Preferred Stock to be redeemed, at its post office address last shown on the records of the corporation, of the corporation's election to redeem such shares, specifying the Redemption Date and the date on which such holder's Conversion Rights (as defined in Section 5.2.2) as to such shares terminate and calling upon such holder to surrender to the corporation, in the manner and at the place designated, his certificate or certificates representing the shares to the corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of such shares as holders of the Class A Preferred Stock of the corporation (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the corporation or be deemed to be outstanding for any purpose whatsoever.

         (c) Termination of Conversion Rights. In the event of a call for redemption of any shares of Class A Preferred Stock pursuant to Section 5.2.3 hereof, the Conversion Rights shall terminate as to the shares designated for redemption at the close of business on the fifth (5th) day preceding the Redemption Date, unless default is made in the payment of the Redemption Price.

                  5.2.4 Voting Rights. Except as otherwise required by law, the holders of shares of Class A Preferred Stock shall be entitled to notice of any shareholders' meeting and to vote upon any matter submitted to a shareholder for a vote, and the holders of Class A Preferred Stock shall have that number of votes equal to the numbers of shares of Common Stock into which such Class A Preferred Stock is convertible.

                  5.2.5    Dividend Rights.

         (a) The holders of outstanding Class A Preferred Stock shall be entitled to receive, when as declared by the Board of Directors, dividends at the annual rate of $.10 per share. Such dividends shall be cumulative and, subject to the last sentence of this Section 5.2.5, shall accrue annually on each outstanding share of Class A Preferred Stock, beginning on the second anniversary of the day when such share is issued. Such dividends shall be payable, whenever declared by the Board of Directors; provided, however, that funds are legally available therefor. The corporation's obligation to pay such dividends shall commence on the third anniversary of the date of issuance of such shares. In addition to the redemption price set forth in Section 5.2.3 hereof and in addition to the other dividends provided in this Section 5.2.5 above, each holder of Class A

Preferred Stock redeemed in accordance with Section 5.2.3 shall be entitled to receive upon such redemption out of funds legally available therefor a dividend of One Dollar ($1.00) for each share of Class A Preferred Stock so redeemed, and if funds are not legally available, such additional dividend shall be payable whenever funds are legally available therefor.

         (b) Notwithstanding any provisions in Section 5.2.5(a) hereof, dividends which have accrued on the Class A Preferred Stock but not been paid prior to an automatic conversion pursuant to Section 5.2.2(b) hereof shall be payable within thirty (30) days of the Closing, as defined in that Section 5.2.2(b), to each person who holds of record Class A Preferred Stock immediately prior to the automatic conversion.

                  5.2.6 Covenants. So long as any shares of Class A Preferred Stock shall be outstanding (as adjusted for all subdivisions and combinations), the corporation shall not, without first obtaining the affirmative vote or written consent of not less than sixty-seven percent (67%) of such outstanding shares of Class A Preferred Stock:

         (a) amend or repeal any provision of, or add any provision to, the corporation's Articles of Incorporation or By-laws if such action would alter or change the preferences rights, privileges or powers of, or the restrictions provided for the benefit of, the Class A Preferred Stock;

         (b) reclassify any Common Stock into shares having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Class A Preferred Stock;

         (c) pay or declare any dividend or distribution on any shares of Common Stock or apply any of its assets to the redemption, retirement, purchase or other acquisition directly or indirectly, through subsidiaries or otherwise, of any shares of Common Stock except from employees of the corporation upon termination of employment and except pursuant to the corporation's rights of first refusal; or

         (d) create or issue any other series, class or classes of stock.

                  5.2.7 Residual Rights. All rights accruing to the outstanding shares of the corporation not expressly provided for to the contrary herein shall be vested in the Common Stock.

         5.3 Class B Preferred Stock - Rights and Preferences. The holders of Class B Preferred Stock are vested with the following voting powers, preferences, conversion rights and other special rights, qualifications, limitations and restrictions.

                  5.3.1 Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of each share of Class B Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the corporation to the holders of Junior Stock of the corporation by reason of their ownership thereof, but subordinate and junior to the interests of the holders of Class D Preferred Stock and Class A Preferred Stock an amount equal to one dollar ($1.00) per share plus an amount equal to all declared but unpaid dividends with respect to such share.

         All of the preferential amounts to be paid to the holders of the Class B Preferred Stock under this Section 5.3.1 shall be paid or set apart for payment after the payment or setting apart for payment of the designated preferential amounts for Class D Preferred Stock and Class A Preferred Stock (including any accrued but unpaid dividends on Class D Preferred Stock and/or Class A Preferred Stock) and before the payment or setting apart for payment of any amount for, or the distribution of any assets of the corporation to, the holders of Junior Stock in connection with such liquidation, dissolution or winding up. After the payment or the setting apart of payment to the holders of the Class D Preferred Stock and Class A Preferred Stock of the preferential amounts so payable to them, and the payment or setting aside for payment to the holders of Class B Preferred Stock of the preferential amounts to be payable to them, the holders of Junior Stock shall be entitled to receive all remaining assets of the corporation.

         If the assets or surplus funds to be distributed to the holders of the Class B Preferred stock are insufficient to permit the payment to such holders of their full preferential amount, the assets and surplus funds legally available for distribution shall be distributed ratably among the holders of the Class B Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive with any such distribution allocable first to amounts payable measured by the amount of declared but unpaid dividends, if any, with respect to such shares and second to the One Dollar ($1.00) per share preferential amount payable in any event.

         As used in this Section 5.3, the term "Junior Stock" means:

         (a) Common Stock and Class C Preferred Stock; and

         (b) all those classes and series of preferred or special stock which, by the terms of the Articles of Incorporation of the corporation (as the same has heretofore been or may hereafter be amended) shall designate the special rights and limitations of each such class and series of preferred or special stock, shall be subordinate to the Class B Preferred Stock with respect to the right of the holders thereof to receive dividends or to participate in the assets of the corporation upon any liquidation, dissolution or winding-up of the corporation.

                  5.3.2 Conversion. The holders of the Class B Preferred Stock shall have conversion rights as follows ( the "Conversion Rights"):

                  (a) Right to Convert. Each share of Class B Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the corporation or any transfer agent for the Class B Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing one Dollar ($1.00) by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion without the payment of any additional consideration by the holder thereof (the "Conversion

Price") shall, as of the date hereof, be One Dollar and Twenty-Five Cents ($1.25). Such Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Class B Preferred Stock is convertible, as hereinafter provided.

                  (b) Automatic Conversion. Each share of Class B Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933 covering the offer and sale of Common Stock for the account of the corporation to the public at a public offering price of at least five times the then existing Conversion Price per share and having an aggregate offering price to the public of not less than $5,000,000 (in the event of which offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of the Class B Preferred Stock shall not be deemed to have converted that Class B Preferred Stock until immediately prior to the closing of such offering). Each person who holds of record Class B Preferred Stock immediately prior to such automatic conversion shall be entitled to all dividends which have been declared prior to the time of the automatic conversion, but not paid on the Class B Preferred Stock, pursuant to Section 5 hereof. Such dividends shall be paid to all such holders within thirty (30) days of the automatic conversion.

                  (c) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Class B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price. Before any holder of Class B Preferred Stock shall be entitled to convert the same into full shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Class B Preferred Stock, and shall give written notice to the corporation at such office that he elects to convert the same and shall state therein his name or the name or names of his nominees in which he wishes the certificates or certificates for shares of Common Stock to be issued. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Class B Preferred Stock, or to his nominee or nominees a certificate or certificates for the number of Shares of Common Stock to which he shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Class B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                  (d) Adjustment to Conversion Price for Diluting Issues.

                      (i) Special Definitions. For purposes of this Section 5.3.2(d), the following definitions shall apply:

                          (1) "Option" shall mean rights, options or warrants to
subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities provided, however, that options and purchase rights covered by
Section 5.3.2(d)(i)(4)(B) shall not be included in the definition of "Option" for the purposes of this Section 5.3.2(d).

                          (2) "Issue Date" shall mean the date of these Articles
of Incorporation.

                          (3) "Convertible Securities" shall mean any evidences
of indebtedness, shares (other than Common Stock, Class A Preferred Stock and Class B Preferred Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                          (4) "Additional Shares of Common Stock" shall mean all
shares of Common Stock issued (or, pursuant to Section 5.3.2(d)(iii), deemed to be issued) by the corporation after the Issue Date, other than shares of Common Stock issued or issuable:

                              (A) upon conversion of any class of convertible
preferred stock, including the Class A Preferred Stock and Class B Preferred Stock, now or hereafter issued by the corporation;

                              (B) to officers, directors, or employees of, or
consultants to, the corporation pursuant to a stock purchase or option plan or other employee or executive stock incentive program (collectively, the "Plans") approved by the Board of Directors; or

                              (C) by way of dividend or other distribution on
shares of Common Stock excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (A), (B), or this clause (C) or on any other shares of Common Stock so excluded.

                   (ii) No Adjustment of Conversion Price. No adjustment in the number of shares of Common Stock into which the Class B Preferred Stock is convertible shall be made, by adjustment in the Conversion Price of Class B Preferred Stock in respect of the issuance of Additional Shares of Common Stock or otherwise, unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the corporation is less than the Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Share.

                   (iii) Issue of Securities Deemed Issue of Additional Shares of Common Stock.

                         (1) Options and Convertible Securities. In the event
the corporation at any time or from time to time shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 5.3.2(d)(v) hereof), of such Additional Shares of Common Stock would be less than the Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                              (A) no further adjustment in the Conversion Price
shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such options or conversion or exchange of such Convertible Securities;

                              (B) if such Options or Convertible Securities by
their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                              (C) upon the expiration of any such Options or any
rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                                  (I) In the case of Convertible Securities or
options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the corporation for the issue of all such Options, whether or not exercised, plus the additional consideration, if any, actually received by the corporation upon such conversion or exchange, and

                                  (II) in the case of Options for Convertible
Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the corporation (determined pursuant to Section 5.3.2(d)(v)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                              (D) no readjustment pursuant to clause (B) or (C)
above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of

(i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock (other than shares in respect of which the readjustment is being made) between the original adjustment date and such readjustment date;

                              (E) in the case of any Options which expire by
their terms not more than thirty (30) days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration of exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

                              (F) if such record date shall have been fixed and
such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this Section 5.3.2(d)(iii) as of the actual date of their issuance.

                          (2) Stock Dividends, Stock Distributions and
Subdivisions. In the event the corporation at any time or from time to time shall declare or pay any dividend or make any other distribution on the Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued:

                              (A) in the case of any such dividend or
distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                              (B) in the case of any such subdivision, at the
close of business on the date immediately prior to the date upon which such corporate action becomes effective.

         If such record date shall have been fixed and such dividend shall not have been fully paid on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this Section 5.3.2(d)(iii) as of the time of actual payment of such dividend.

                  (iv) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5.3.2(d)(iii), but excluding Additional Shares of Common Stock deemed to be issued pursuant to Section 5.3.2(d)(iii)(2), which event is dealt with in Section 5.3.2(d)(vi)) without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced (concurrently with such issue in order to increase the number of shares into which the Class B Preferred Stock is convertible) to a price (calculated to the nearest cent) determined by dividing (x) an amount equal to the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue multiplied by the Conversion Price in effect immediately prior to such issue, plus (ii) the consideration, if any, received by the corporation upon such issue, by (y) the sum of the number of shares of Common Stock outstanding immediately prior to such issue plus the total number of Additional Shares of Common Stock so issued; provided, however, the Conversion Price shall not be so reduced at such time if the amount of such reduction would be an amount less than $0.05, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction, which together with such amount and any other amount or amounts so carried forward, shall aggregate $0.05 or more.

                  (v) Determination of Consideration. For purposes of this
Section 5.3.2(d), the consideration received by the corporation for the issue of any Additional Shares of Common stock shall be computed as follows:

                      (1) Cash and Property. Such consideration shall:

                          (A) insofar as it consists of cash, be computed at the
aggregate amount of cash received by the corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                          (B) insofar as it consists of property other than
cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                          (C) in the event Additional Shares of Common Stock are
issued together with other shares or securities or other assets of the corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

                      (2) Options and Convertible Securities. The consideration per share received by the corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5.3.2(d)(iii)(1), relating to Options and Convertible Securities, shall be determined by dividing

                          (A) the total amount, if any, received or receivable
by the corporation as consideration for the issue of such Options or Convertible securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the corporation upon the exercise of such options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                          (B) the maximum number of shares of Common Stock (as
set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                      (vi) Adjustment for Dividends, Distributions, Subdivisions, Combinations or Consolidation of Common Stock.

                          (A) Stock Dividends, Distributions or Subdivisions. In
the event the corporation shall issue Additional Shares of Common Stock pursuant to Section 5.2.2(d)(iii)(2) in a stock dividend, stock distribution or subdivision, the Conversion Price in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased.

                          (B) Combinations or Consolidations. In the event the
outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                      (vii) Adjustment for Merger or Reorganization, etc. In case of any consolidation or merger of the corporation with or into another corporation or the conveyance of all or substantially all of the assets of the corporation to another corporation, each share of Class B Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the corporation deliverable upon conversion of such Class B Preferred Stock would have been entitled upon such consolidation, merger or conveyance; and in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of the Class B Preferred Stock, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Class B Preferred Stock.

                  (e) No Impairment. The corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation but will at all times in good faith assist in the carrying out of all the provisions of this
Section 5.3.2 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion Rights of the holders of the Class B Preferred Stock against impairment.

                  (f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 5.3.2, the corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Class B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

The corporation shall, upon the written request at any time of any holder of Class B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Class B Preferred Stock.

                  (g) Notices of a Record Date. In the event of any taking by the corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as annual cash dividends paid in previous years) or other distribution, the corporation shall mail to each holder of Class B Preferred Stock at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

                  (h) Common Stock Reserved. The corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Class B Preferred Stock.

                  5.3.3 Voting Rights. Except as otherwise required by law, the holders of shares of Class B Preferred Stock shall be entitled to notice of any shareholders' meeting and to vote upon any matter submitted to a shareholder for a vote, and the holders of Class B Preferred Stock shall have that number of votes equal to the number of shares of Common Stock into which such Class B Preferred Stock is convertible.

                  5.3.4 Dividend Rights. The holders of outstanding Class B Preferred Stock shall be entitled to receive dividends when, as, and if declared by the Board of Directors with respect to such Class B Preferred Stock.

                  5.3.5 Covenants. So long as any shares of Class B Preferred Stock shall be outstanding (as adjusted for all subdivisions and combinations), the corporation shall not, without first obtaining the affirmative vote or written consent of not less than sixty-seven percent (67%) of such outstanding shares of Class B Preferred Stock:

                  (a) amend or repeal any provisions of, or add any provision to, the corporation's Articles of Incorporation or By-laws if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Class B Preferred Stock;

                  (b) reclassify any Common Stock into shares having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Class B Preferred Stock;

                  (c) pay or declare any dividend or distribution on any shares of Common Stock or apply any of its assets to the redemption, retirement, purchase or other acquisition directly or indirectly, through subsidiaries or otherwise, of any shares of Common Stock except from employees of the corporation upon termination of employment and except pursuant to the corporation's rights of first refusal; or

                  (d) create or issue any other series, class or classes of stock.

                  5.3.6 Residual Rights. All rights accruing to the outstanding shares of the corporation not expressly provided for the contrary herein shall be vested in the Common Stock.

         5.4 Class C Preferred Stock - Designation of Rights and Preferences. The holders of Class C Preferred Stock are vested with the following voting powers, preferences, conversion rights and other special rights, qualifications, limitations and restrictions.

                  5.4.1 Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of each share of Class C Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the corporation to the holders of Junior Stock of the corporation by reason of their ownership thereof, but subordinate and junior to the interests of the holders of Class D Preferred Stock, Class A Preferred Stock and Class B Preferred Stock an amount equal to twenty-five cents ($0.25) per share plus an amount equal to all declared but unpaid dividends with respect to such share.

         All of the preferential amounts to be paid to the holders of the Class C Preferred Stock under this Section 5.4.1 shall be paid or set apart for payment after the payment or setting apart for payment of the designated preferential amounts for Class D Preferred Stock, Class A Preferred Stock and Class B Preferred Stock (including any accrued but unpaid dividends on Class D Preferred Stock, Class A Preferred Stock and/or Class B Preferred Stock) and before the payment or setting apart for payment of any amount for, or the distribution of any assets of the corporation to, the holders of Junior Stock in connection with such liquidation, dissolution or winding up. After the payment or the setting apart of payment to the holders of the Class D Preferred Stock, Class A Preferred Stock and Class B Preferred stock of the preferential amounts so payable to them, and the payment or setting aside for payment to the holders of Class C Preferred Stock of the preferential amounts to be payable to them, the holders of Junior Stock shall be entitled to receive all remaining assets of the corporation.

         If the assets or surplus funds to be distributed to the holders of the Class C Preferred Stock are insufficient to permit the payment to such holders of their full preferential amount, the assets and surplus funds legally available for distribution shall be distributed ratably among the holders of the Class C Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive with any such distribution allocable first to amounts payable measured by the amount of declared but unpaid dividends, if any, with respect to such shares and second to the twenty-five cents ($0.25) per share preferential amount payable in any event.

         As used in this Section 5.4, the term "Junior Stock" means:

         (a) Common Stock;

         (b) all those classes and series of preferred or special stock which, by the terms of the Articles of Incorporation of the corporation (as the same has heretofore been or may hereafter be amended) shall designate the special rights and limitations of each such class and series of preferred or special stock, shall be subordinate to the Class C Preferred Stock with respect to the right of the holders thereof to receive dividends or to participate in the assets of the corporation upon any liquidation, dissolution or winding-up of the corporation.

                  5.4.2 Conversion. The holders of the Class C Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

         (a) Right to Convert. Each share of Class C Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the corporation or any transfer agent for the Class C Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing twenty-five cents ($0.25) by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion without the payment of any additional consideration by the holder thereof (the "Conversion Price") shall initially be One Dollar and Twenty-Five Cents ($1.25) per share of Common Stock. Such initial Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Class C Preferred Stock is convertible, as hereinafter provided.

         (b) Automatic Conversion. Each share of Class C Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price upon the closing of a firm commitment underwritten public offering pursuant to effective registration statement under the Securities Act of 1933 covering the offer and sale of Common Stock for the account of the corporation to the public at a public offering price of at least five times the then existing Conversion Price per share and having an aggregate offering price to the public of not less than $5,000,000 (in the event of which offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of the Class C Preferred Stock shall not be deemed to have converted that Class C Preferred Stock until immediately prior to the closing of such offering). Each person who holds of record Class C Preferred Stock immediately prior to such automatic conversion shall be entitled to all dividends which have been declared prior to the time of the automatic conversion, but not paid on the Class C Preferred Stock, pursuant to Section 5 hereof. Such dividends shall be paid to all such holders within thirty (30) days of the automatic conversion.

         (c) Mechanics of Conversion. No fractional shares of Common stock shall be issued upon conversion of the Class C Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price. Before any holder of Class C Preferred Stock shall be entitled to convert the same into full shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Class C Preferred Stock, and shall give written notice to the corporation at such office that he elects to convert the same and shall state therein his name or the name or names of his nominees in which he wishes the certificates or certificates for shares of Common Stock to be issued. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Class C Preferred Stock, or to his nominee or nominees, a certificate or certificates for the number of Shares of Common Stock to which he shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Class C Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

         (d) Adjustments to Conversion Price of Diluting Issues.

             (i) Special Definitions. For purposes of this Section 5.4.2(d), the following definitions shall apply:

                  (1) "Option" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities provided, however, that options and purchase rights covered by
Section 5.4.2(d)(i)(4)(B) shall not be included in the definition of "Option" for the purposes of this Section 5.4.2(d).

                  (2) "Issue Date" shall mean the date of these Articles of Incorporation.

                  (3) "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock, Class A Preferred Stock, Class B Preferred Stock, and Class C Preferred Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.


                  (4) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 5.4.2(d)(iii), deemed to be issued) by the corporation after the Issue Date, and other than shares of Common Stock issued or issuable:

                      (A) upon conversion of any class of convertible preferred stock, including Class A Preferred Stock, Class B Preferred Stock and Class C Preferred Stock, now or hereafter issued by the corporation;

                      (B) to officers, directors, or employees of, or consultants to, the corporation pursuant to a stock purchase or option plan or other employee or executive stock incentive program (collectively, the "Plans") approved by the Board of Directors;

                      (C) by way of dividend or other distribution on shares of Common Stock excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (A), (B) or this clause (C) or on any other shares of Common Stock so excluded.

                  (ii) No Adjustment in Conversion Price. No adjustment in the number of shares of Common Stock into which the Class C Preferred stock is convertible shall be made, by adjustment in the Conversion Price of Class C Preferred Stock in respect of the issuance of Additional Shares of Common Stock or otherwise, unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the corporation is less than the Conversion Price in effect on the date of, and immediately prior to the issue of such Additional Share.

                  (iii) Issue of Securities Deemed Issue of Additional Shares of Common Stock.

                      (1) Options and Convertible Securities. In the event the corporation at any time or from time to time shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 5.4.2(d)(v) hereof), of such Additional Shares of Common Stock would be less than the Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                          (A) no further adjustment in the Conversion Price
shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                          (B) if such options or Convertible Securities by their
terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such options or the rights of conversion or exchange under such Convertible Securities;

                          (C) upon the expiration of any such Options or any
rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                              (I) In the case of Convertible Securities or
Options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the corporation for the issue of all such Options, whether or not exercised, plus the additional consideration, if any, actually received by the corporation upon such conversion or exchange, and

                              (II) in the case of Options for Convertible
Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the corporation (determined pursuant to Section 5.4.2(d)(v)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                          (D) no readjustment pursuant to clause (B) or (C)
above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock (other than shares in respect of which the readjustment is being made) between the original adjustment date and such readjustment date;

                          (E) in the case of any Options which expire by their
terms not more than thirty (30) days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration of exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

                          (F) if such record date shall have been fixed and such
options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this
Section 5.4.2(d)(iii) as of the actual date of their issuance.

                      (2) Stock Dividends, Stock Distributions and Subdivisions. In the event the corporation at any time or from time to time after the Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued:

                          (A) in the case of any such dividend or distribution,
immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                          (B) in the case of any such subdivision, at the close
of business on the date immediately prior to the date upon which such corporate action becomes effective.

         If such record date shall have been fixed and such dividend shall not have been fully paid on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section 5.4.2(d)(iii) as of the time of actual payment of such dividend.

                  (iv) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the corporation shall issue Additional Shares of Common Stock (including Additional Shares of common stock deemed to be issued pursuant to Section 5.4.2(d)(iii), but excluding Additional Shares of Common Stock deemed to be issued pursuant to Section 5.4.2(d)(iii)(2), which event is dealt with in Section 5.4.2(d)(vi)) without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced (concurrently with such issue in order to increase the number of shares into which the Class C Preferred Stock is convertible) to a price (calculated to the nearest cent) determined by dividing (x) an amount equal to the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue multiplied by the Conversion Price in effect immediately prior to such issue, plus (ii) the consideration, if any, received by the corporation upon such issue, by (y) the sum of the number of shares of Common Stock outstanding immediately prior to such issue plus the total number of Additional Shares of Common Stock so issued; provided, however, the Conversion Price shall not be so reduced at such time if the amount of such reduction would be an amount less than $0.05, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction, which together with such amount and any other amount or amounts so carried forward, shall aggregate $0.05 or more.

                  (v) Determination of Consideration. For purposes of this
Section 5.4.2(d), the consideration received by the corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                      (1) Cash and Property. Such consideration shall:

                          (A) insofar as it consists of cash, be computed at the
aggregate amount of cash received by the corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                          (B) insofar as it consists of property other than
cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                          (C) in the event Additional Shares of Common Stock are
issued together with other shares or securities or other assets of the corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board of Directors.

                      (2) Options and Convertible Securities. The consideration per share received by the corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5.4.2(d)(iii)(1), relating to Options and Convertible Securities, shall be determined by dividing

                          (A) the total amount, if any, received or receivable
by the corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                          (B) the maximum number of shares of Common Stock (as
set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such options or the conversion or exchange of such Convertible Securities.

                  (vi) Adjustment for Dividends, Distributions, Subdivisions, Combinations or Consolidation of Common Stock.

                      (1) Stock Dividends, Distributions or Subdivisions. In the event the corporation shall issue Additional Shares of Common Stock pursuant to
Section 5.4.2(d)(iii)(2) in a stock dividend, stock distribution or subdivision, the Conversion Price in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased.

                      (2) Combinations or Consolidations. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into at lesser number of shares of Common Stock, the conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                  (vii) Adjustment for Merger or reorganization, etc. In case of any consolidation or merger of the corporation with or into another corporation or the conveyance of all or substantially all of the assets of the corporation to another corporation, each share of Class C Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the corporation deliverable upon conversion of such Class C Preferred Stock would have been entitled upon such consolidation, merger or conveyance; and in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of the Class C Preferred Stock, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Class C Preferred Stock.

         (e) No Impairment. The corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation but will at all times in good faith assist in the carrying out of all the provisions of this
Section 5.4.2 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Class C Preferred Stock against impairment.

         (f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 5.4.2, the corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Class C Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The corporation shall, upon the written request at any time of any holder of Class C Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Class C Preferred Stock.

         (g) Notices of Record Date In the event of any taking by the corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as annual cash dividends paid in previous years) or other distribution, the corporation shall mail to each holder of Class C Preferred Stock at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

         (h) Common Stock Reserved The corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Class C Preferred Stock.

                  5.4.3 Voting Rights Except as otherwise required by law, the holders of shares of Class C Preferred Stock shall be entitled to notice of any shareholders' meeting and to vote upon any matter submitted to a shareholder for a vote, and the holders of Class C Preferred Stock shall have that number of votes equal to the number of shares of Common Stock into which such Class C Preferred Stock is convertible.

                  5.4.4 Dividend Rights. The holders of outstanding Class C Preferred Stock shall be entitled to receive dividends when, as, and if declared by the Board of Directors with respect to such Class C Preferred Stock.

                  5.4.5 Covenants So long as any shares of Class C Preferred Stock shall be outstanding (as adjusted for all subdivisions and combinations), the corporation shall not, without first obtaining the affirmative vote or written consent of not less than sixty-seven percent (67%) of such outstanding shares of Class C Preferred Stock:

                  (a) amend or repeal any provisions of, or add any provision to, the corporation's Article of Incorporation or By-laws if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Class C Preferred Stock;

                  (b) reclassify any Common Stock into shares having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Class C Preferred Stock;

                  (c) pay or declare any dividend or distribution on any shares of Common Stock or apply any of its assets to the redemption, retirement, purchase or other acquisition directly or indirectly, through subsidiaries or otherwise, of any shares of Common Stock except from employees of the corporation upon termination of employment and except pursuant to the corporation's rights of first refusal; or

                  (d) create or issue any other series, class or classes of stock.

                  5.4.6 Residual Rights. All rights accruing to the outstanding shares of the corporation not expressly provided for the contrary herein shall be vested in the Common Stock.

         5.5 Class D Preferred Stock-Designation of Rights and Preferences. The holders of Class D Preferred Stock are vested with the following voting powers, preferences conversion rights and other special rights, qualifications, limitations and restrictions.

                  5.5.1 Liquidation Rights In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of each share of Class D Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the corporation to the holders of Junior Stock (as defined below) of the corporation by reason of their ownership thereof, an amount equal to One Dollar ($1.00) per share plus an amount equal to all accrued but unpaid dividends with respect to such share.

         All of the preferential amounts to be paid to the holders of the Class D Preferred Stock under this Section 5.5.1 shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any assets of the corporation to, the holders of Junior Stock in connection with such liquidation, dissolution or winding up. After the payment or the setting apart of payment to the holders of the Class D Preferred Stock of the preferential amounts so payable to them, the holders of Junior Stock shall be entitled to receive all remaining assets of the corporation in accordance with their respective relative priorities and preferences.

         If the assets or surplus funds to be distributed to the holders of the Class D Preferred Stock are insufficient to permit the payment to such holders of their full preferential amount, the assets and surplus funds legally available for distribution shall be distributed ratably among the holders of the Class D Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive with any such distribution allocable first to amounts payable measured by the amount of accrued but unpaid dividends with respect to such shares and second to the One Dollar ($1.00) per share preferential amount payable in any event. In the event that assets or surplus funds are distributed to the holders of the Class D Preferred Stock under this
Section 5.5.1 prior to the final liquidating distribution in an amount allocable to the One Dollar ($1.00) per share preferential amount payable in any event, dividends in respect of such shares shall continue to accrue but shall be reduced in proportion to the amount of such One Dollar ($1.00) per share preferential amount which has theretofore been distributed.

         A reorganization, consolidation or merger of the corporation of a sale of all or substantially all of the assets of the corporation in which all of the shareholders of the corporation immediately prior to such transaction own less than 50% of the voting securities after such transaction, shall be deemed to be a liquidation, dissolution or winding up, within the meaning of this Section
5.5.1 except in the event that the holders of at least a majority of the outstanding shares of Class D Preferred Stock vote that any such event shall not be deemed to be a liquidation, dissolution or winding up of the corporation.

         As used in this Section 5.5, the term "Junior Stock" means:

         (a) Common Stock, Class A Preferred Stock, Class B Preferred Stock and Class C Preferred Stock, and

         (b) all those classes and series of preferred or special stock which, by the terms of the Articles of Incorporation of the corporation (as the same has heretofore been or may hereafter be amended) shall designate the special rights an limitation of each such class and series of preferred or special stock, shall be subordinate to the Class D Preferred Stock with respect to the right of the holders thereof to receive dividends or to participate in the assets of the corporation upon any liquidation, dissolution or winding-up of the corporation.

             5.5.2 Conversion. The holders of the Class D Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

         (a) Rights to Convert. Each share of Class D Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the corporation or any transfer agent for the Class D Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing One Dollar ($1.00) by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion without the payment of any additional consideration by the holder thereof (the "Conversion Price") shall initially be Three Dollars and Seventy-Five Cents ($3.75) per share of Common Stock. Such initial Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Class D Preferred Stock is convertible, as hereinafter provided. Each holder who so converts Class D Preferred Stock shall not be entitled to any dividends which have accrued pursuant to Section 5.5.5 hereof to the time of the conversion but have not been paid prior to such conversion.

         (b) Automatic Conversion. Each share of Class D Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price upon (i) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933 covering the offer and sale of Common Stock for the account of the corporation to the public at a public offering price to the public of not less than $5,000,000 (in the event of which offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of the Class D Preferred Stock shall not be deemed to have converted that Class D Preferred Stock until immediately prior to the closing of such offering) or (ii) the vote approving such conversion by holders of at least a majority of the outstanding shares of Class D Preferred Stock. Each person who holds of record Class D Preferred Stock immediately prior to such automatic conversion shall be entitled to all dividends which have accrued to the time of the automatic conversion, but not paid on the Class D Preferred Stock, pursuant to Section 5.5.4 hereof. Such dividends shall be paid to all such holders within thirty (30) days of the automatic conversion.

         (c) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Class D Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the corporation shall pay cash equal to such fraction, multiplied by the then effective Conversion Price. Before any holder of Class D Preferred Stock shall be entitled to convert the same into full shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Class D Preferred Stock, and shall give written notice to the corporation at such office that he elects to convert the same and shall state therein his name or the name or names of his nominees in which he wishes the certificate or certificates for shares of Common Stock to be issued. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Class D Preferred stock, or to his nominee or nominees, a certificate or certificates for the number of Shares of Common Stock to which he shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Class D Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

         (d) Adjustments of Conversion Price for Diluting Issues:

                  (i) Special Definitions. For purposes of this Section 5.5.2(d), the following definitions shall apply:

                      (1) "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities provided, however, that options and purchase rights covered by
Section 5.5.2(d)(i)(4)(B) shall not be included in the definition of "option" for purposes of this Section 5.5.2(d).

                      (2) "Original Issue Date" shall mean the date of these Articles of Incorporation.

                      (3) "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock and Class D Preferred Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                      (4) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 5.5.2(d)(iii), deemed to be issued) by the corporation after the Original Issue Date, other than shares of Common Stock issued or issuable:

                          (A) upon conversion of shares of the corporation's
Class A, B and C Preferred Stock outstanding on the date of these Articles of Incorporation; or

                          (B) to officers, directors, or employees of, or
consultants to, the corporation pursuant to a stock purchase or option plan or other employee or executive stock incentive program (collectively, the "Plans") approved by the Board of Directors.

                  (ii) No Adjustment of Conversion Price. No adjustment in the number of shares of Common Stock into which the Class D Preferred Stock is convertible shall be made, by adjustment in the Conversion Price of Class D Preferred Stock in respect of the issuance of Additional Shares of Common Stock or otherwise, unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the corporation is less than the Conversion Price in effect on the date of, and immediately prior to, the issuance of such Additional Share.

                  (iii) Issue of Securities Deemed Issue of Additional Shares of Common Stock.

                      (1) Options and Convertible Securities. In the event the corporation at any time or from time to time shall issue any Options or Convertible Securities or shall fix a record date fore, the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 5.5.2(d)(v) hereof), of such Additional Shares of Common Stock would be less than the Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                          (A) no further adjustment in the Conversion Price
shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                          (B) if such Options or Convertible Securities by their
terms provide, with the passage of times of otherwise, for any increase in the consideration payable to the corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflected such increase or decrease insofar as it affects such options or the rights of conversion or exchange under such Convertible Securities;

                          (C) upon the expiration of any such Options or any
rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                              (I) in the case of Convertible Securities or
Options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the corporation upon such conversion or exchange, and

                              (II) in the case of Options for Convertible
Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such options, and the consideration received by the corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the corporation (determined pursuant to Section 5.5.2(d)(v)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                          (D) no readjustment pursuant to clause (B) or (C)
above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock (other than shares in respect of which the readjustment is being made) between the original adjustment date and such readjustment date;

                          (E) in the case of any Options which expire by their
terms not more than 30 days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

                          (F) if such record date shall have been fixed and such
Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this
Section 5.5.2(d)(iii) as of the actual date of their issuance.

                      (2) Stock Dividends, Stock Distributions and Subdivisions. In the event the corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock, or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued:

                          (A) in the case of any such dividend or distribution,
immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                          (B) in the case of any such subdivision, at the close
of business on the date immediately prior to the date upon which such corporate action becomes effective.

         If such record date Shall have been fixed and such dividend shall not have been fully paid on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this Section 5.5.2(d)(iii) as of the time of actual payment of such dividend.

                  (iv) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5.5.2(d)(iii), but excluding Additional Shares of Common Stock deemed to be issued pursuant to Section 5.4.2(d)(iii)(2), which event is dealt with in Section 5.5.2(d)(vi)) without consideration or for a consideration per shares less than the Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue in order to increase the number of shares into which the Class D Preferred Stock is convertible, to a price (calculated to the nearest cent) determined by dividing (x) an amount equal to the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue multiplied by the Conversion Price in effect immediately prior to such issue, plus (ii) the consideration, if any, received by the corporation upon such issue, by (y) the sum of the number of shares of Common Stock outstanding immediately prior to the such issue plus the total number of Additional Shares of Common Stock so issued; provided, however, the Conversion Price shall not be so reduced at such time if the amount of such reduction would be a amount less than $0.05, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.05 or more.

                  (v) Determination of Consideration. For purposes of this
Section 5.5.2(d), the consideration received by the issue of any Additional Shares of Common stock shall be computed as follows:

                      (1) Cash and Property. Such consideration shall:

                          (A) insofar as it consists of cash, be computed at the
aggregate amount of cash received by the corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                          (B) insofar as it consists of property other than
cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                          (C) in the event Additional Shares of Common Stock are
issued together with the other shares or securities or other assets of the corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

                      (2) Options and Convertible Securities. The consideration per share received by the corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5.5.2(d)(iii)(1), relating to Options and Convertible Securities, shall be determined by dividing

                  (x) the total amount, if any, received or receivable by the corporation as consideration for the issue of such options of Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of options for Convertible Securities, the exercise of such options for Convertible Securities and the conversion or exchange or such Convertible Securities, by

                  (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (vi) Adjustment for Dividends, Distributions, Subdivisions, Combinations or Consolidation of Common Stock.

                      (1) Stock Dividends, Distributions or Subdivisions. In the event the corporation shall issue Additional Shares of Common Stock pursuant to
Section 5.5.2(d)(iii)(2) in a stock dividend, stock distribution or subdivision, the Conversion Price in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased.

                      (2) Combinations or Consolidations. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                  (vii) Adjustment for Merger or Reorganization, etc. In case of any consolidation or merger of the corporation with or into another corporation or the conveyance of all or substantially all of the assets of the corporation to another corporation, each share of Class D Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the corporation deliverable upon conversion of such Class D Preferred Stock would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of the Class D Preferred Stock, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Class D Preferred Stock.

                  (e) No Impairment. The corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation but will at all times in good faith assist in the carrying out of all the provisions of this
Section 5.5.2 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Class D Preferred Stock against impairment.

                  (f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant this Section 5.5.2, the corporation at is expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Class D Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The corporation shall, upon the written request at any time of any holder of Class D Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Class D Preferred Stock.

                  (g) Notices of Record Date. In the event of any taking by the corporation of a record of the holder of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as annual cash dividends paid in previous years) or other distribution, the corporation shall mail to each holder of Class D Preferred Stock at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is be taken for the purpose of such dividend or distribution.

                  (h) Common Stock Reserved. The corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Class D Preferred Stock.

                  5.5.3 Voting Rights. Except as otherwise required by law, the holder of shares of Class D Preferred Stock shall be entitled to notice of any shareholders' meeting and to vote upon any matter submitted to shareholders for a vote, and the holders of Class D Preferred Stock shall have that number of votes equal to the number of shares of Common Stock into which such Class D Preferred Stock is convertible.

                  5.5.4 Dividend Rights.

         (a) The holders of outstanding Class D Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, dividends at the annual rate of $.08 per share. Such dividends shall be cumulative and shall accrue annually on each outstanding share of Class D Preferred Stock, whether or not declared, beginning on the day when such share is issued. Such dividends shall be payable, whenever funds are legally available therefor, and when not legally available therefore whether pursuant to the prior sentence or otherwise, shall be cumulative. So long as any Class D Preferred Stock is outstanding, no dividends whatsoever shall be paid, nor shall any distribution be made, on any Junior Stock, other than a dividend or distribution payable in such Junior Stock or warrants or other rights to purchase such Junior Stock, nor shall any shares of Junior Stock be purchased, redeemed or otherwise acquired for a consideration by this corporation or any subsidiary thereof unless all accrued but unpaid dividends on Class D Preferred Stock for all past dividend periods shall have been paid.

         (b) Notwithstanding any provisions in Section 5.5.4(a) hereof, dividends which have accrued on the Class D Preferred Stock but not been paid prior to a conversion pursuant to Section 5.5.2(b) hereof shall be payable within thirty (30) days of the closing or vote contemplated by Section 5.5.2(b), to each person holds of record Class D Preferred Stock immediately prior to the automatic conversion.

                  5.5.5 Covenants.

         So long as any shares of Class D Preferred Stock shall be outstanding (as adjusted for all subdivisions and combinations), the corporation shall not:

         (a) without first obtaining the affirmative vote or written consent of not less than seventy-five percent (75%) of such outstanding shares of Class D Preferred Stock:

             (i) amend or repeal any provision of, or add any provision to, the corporation's Articles of Incorporation or By-laws if such action would alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Class D Preferred Stock;

             (ii) reclassify any Common Stock into shares having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Class D Preferred Stock;

             (iii) pay or declare any dividend or distribution on any shares of Common Stock or apply any of its assets to the redemption, retirement, purchase or other acquisition directly or indirectly, through subsidiaries or otherwise, of any shares of Common Stock except from employees of the corporation upon termination of employment and except pursuant to the corporation's rights of first refusal; or

             (iv) create or issue any other series, class or classes or stock having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Class D Preferred Stock.

         (b) without first obtaining the affirmative vote or written consent of not less a majority of such outstanding shares of Class D Preferred Stock increase the authorized number or issue any additional shares of the Class A, B or C Preferred Stock.

             5.5.6 Residual Rights.

         All rights accruing to the outstanding shares of the corporation not expressly provided for to the contrary herein shall be vested in the Common Stock.

                          ARTICLE 6. PREEMPTIVE RIGHTS

         Shareholders of this corporation have no preemptive rights to acquire additional shares of stock or securities convertible into shares of stock issued by the corporation.

                              ARTICLE 7. DIRECTORS

         7.1 Number of Directors. The number of directors of this corporation shall be fixed in the manner specified by the bylaws of this corporation. The first director of the corporation is one (1) in number and his name and address is:

                                 W. Robert Berg
                          14500 Northwest 87th Street
                           Redmond, Washington  98052

The first director shall serve until the first annual meeting of the shareholders and until his successors are elected and qualified.

         7.2 Removal. Any director or the entire Board of Directors may be removed from office at any time, at a duly called special meeting of shareholders, by the affirmative vote of shareholders which satisfies the requirements of Article 11 applicable to amendment, modification, or repeal of these Articles.

         7.3 Vacancies. Vacancies in the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled by a majority of the directors then in office, though less than a quorum, by the sole remaining director or by action of the shareholders. All directors elected to fill vacancies shall hold office for a term expiring at the next annual meeting of shareholders, but shall continue to serve despite the expiration of the director's term until his or her successor shall have been elected and qualified or until there is a decrease in the number of directors. No decrease in the number of directors constituting the Board of Directors shall shorten or eliminate the term of any incumbent director.

                          ARTICLE 8. CUMULATIVE VOTING

         Shareholders of this corporation shall not have the right to cumulate votes in the election of directors.

                   ARTICLE 9. LIMITATION OF DIRECTOR LIABILITY

         A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for conduct as a director, except for:

         (a) Acts or omissions involving intentional misconduct by the director or a knowing violation of law by the director;

         (b) Conduct violating RCW 23B.08.310 (which involves certain distributions by the corporation);

         (c) Any transaction from which the director will personally receive a benefit in money, property, or services to which the director is not legally entitled.

         If the Washington Business Corporation Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Washington Business Corporation Act, as so amended. Any repeal or modification of the foregoing paragraph by the shareholders of the corporation shall not adversely affect any right or protection of a director of the corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

                    ARTICLE 10. INDEMNIFICATION OF DIRECTORS

         10.1 Indemnification. The corporation shall indemnify its directors to the full extent permitted by the Washington Business Corporation Act now or hereafter in force. However, such indemnity shall not apply on account of:

         (a) Acts or omissions of the director finally adjudged to be intentional misconduct or a knowing violation of law;

         (b) Conduct of the director finally adjudged to be in violation of RCW 23B.08.310; or

         (c) Any transaction with respect to which it was finally adjudged that such director personally received a benefit in money, property, or services to which the director was not legally entitled.

The corporation shall advance expenses for such persons pursuant to the terms set forth in the Bylaws, or in a separate directors' resolution or contract.

         10.2 Authorization. The Board of Directors may take such action as is necessary to carry out these indemnification and expense advancement provisions. It is expressly empowered to adopt, approve, and amend from time to time such Bylaws, resolutions, contracts, or further indemnification and expense advancement arrangements as may be permitted by law, implementing these provisions. Such Bylaws, resolutions, contracts or further arrangements shall include but not be limited to implementing the manner in which determinations as to any indemnity or advancement of expenses shall be made.

         10.3 Amendment. No amendment or repeal of this Article shall apply to or have any effect on any right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

                            ARTICLE 11 MISCELLANEOUS

         11.1 Repeal of and Amendment to Articles of Incorporation. Unless otherwise provided herein, the provisions of these Articles of Incorporation may be repealed or amended upon the affirmative vote of the holders of not less than a majority of the outstanding shares of capital stock of the corporation. The provisions set forth in Section 7.1 of Article 7, Article 9, Article 10 and this sentence of Section 11.1 of Article 11 herein may not be repealed or amended in any respect unless such action is approved by the affirmative vote of the holders of not less than 66-2/3% of the outstanding shares of capital stock of the corporation.

         11.2 Repeal of and Amendment to Bylaws. In furtherance and not in limitation of the powers conferred by the Washington Business Corporation Act, the Board of Directors is expressly authorized to make, adopt, repeal, alter, amend, and rescind the Bylaws of the corporation by a resolution adopted by a majority of the directors. The shareholders shall also have the power to adopt, amend or repeal the Bylaws of the corporation as set forth therein.

         11.3 Special Meetings of Shareholders. Special meetings of the shareholders of the corporation for any purpose may be called at any time by the Board of Directors or an authorized committee of the Board of Directors, but such special meetings may not be called by any other person or persons.

                            ARTICLE 12. INCORPORATOR

         The name and address of the incorporator is:

                  Robert Vallelunga               5000 Columbia Center
                                                  701 Fifth Avenue
                                                  Seattle, WA  98104-7078

         The undersigned incorporator has signed these Articles of Incorporation as duplicate signed originals on October 1, 1996.

                                                   /s/ Robert Vallelunga
                                                  ______________________________
                                                        Robert Vallelunga
                                                           Incorporator

                      CONSENT TO SERVE AS REGISTERED AGENT


         PTSGE Corp hereby consents to serve as Registered Agent in the State of Washington for SeaMED Acquisition Corp. I understand that as agent for the corporation, it will be my responsibility to receive service of process in the name of the corporation; to forward all mail to the corporation; and to immediately notify the Office of the Secretary of State in the event of my resignation, or of any changes in the registered office of the corporation for which I am agent.


October 1, 1996                          PTSGE Corp

                                         By:  /s/ Robert Vallelunga
                                             __________________________________
                                              Robert Vallelunga, Vice President